EXHIBIT 99.1

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Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A                Period #
                          ------------------------------
25-Jun-03                                                                     2

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
Balances
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                                                                            Initial         Period End
   Receivables                                                       $1,643,640,298     $1,526,865,876
   Reserve Account                                                      $12,327,302        $20,221,367
   Yield Supplement Overcollateralization                                $9,034,825         $8,411,835
   Class A-1 Notes                                                     $380,000,000       $263,848,568
   Class A-2 Notes                                                     $455,000,000       $455,000,000
   Class A-3 Notes                                                     $470,000,000       $470,000,000
   Class A-4 Notes                                                     $296,913,000       $296,913,000
   Class B Notes                                                        $32,692,000        $32,692,000

Current Collection Period
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   Beginning Receivables Outstanding                                 $1,584,831,506
   Calculation of Total Distribution Amount
      Regular Principal Distributable Amount
          Receipts of Scheduled Principal                               $34,328,464
          Receipts of Pre-Paid Principal                                $23,637,166
          Liquidation Proceeds                                                   $0
          Principal Balance Allocable to Gross Charge-offs                       $0
      Total Receipts of Principal                                       $57,965,630

      Interest Distribution Amount
          Receipts of Interest                                           $7,081,298
          Servicer Advances                                                 $57,624
          Reimbursement of Previous Servicer Advances                            $0
          Accrued Interest on Purchased Receivables                              $0
          Recoveries                                                             $0
          Net Investment Earnings                                            $8,899
      Total Receipts of Interest                                         $7,147,821

      Release from Reserve Account                                               $0

   Total Distribution Amount                                            $65,113,451

   Ending Receivables Outstanding                                    $1,526,865,876

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance                 $207,471
   Current Period Servicer Advance                                          $57,624
   Current Reimbursement of Previous Servicer Advance                            $0
   Ending Period Unreimbursed Previous Servicer Advances                   $265,095

Collection Account
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   Deposits to Collection Account                                       $65,113,451
   Withdrawals from Collection Account
      Servicing Fees                                                     $1,320,693
      Class A Noteholder Interest Distribution                           $2,287,218
      First Priority Principal Distribution                                      $0
      Class B Noteholder Interest Distribution                              $79,823
      Regular Principal Distribution                                    $57,656,820
      Reserve Account Deposit                                            $3,768,896
      Unpaid Trustee Fees                                                        $0
      Excess Funds Released to Depositor                                         $0
   Total Distributions from Collection Account                          $65,113,451


                                       1
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Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A                Period #
                          ------------------------------
25-Jun-03                                                                     2

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Excess Funds Released to the Depositor
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      Release from Reserve Account                                               $0
      Release from Collection Account                                            $0
   Total Excess Funds Released to the Depositor                                  $0

Note Distribution Account
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   Amount Deposited from the Collection Account                         $60,023,861
   Amount Deposited from the Reserve Account                                     $0
   Amount Paid to Noteholders                                           $60,023,861

Distributions
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   Monthly Principal Distributable Amount                           Current Payment     Ending Balance Per $1,000       Factor
   Class A-1 Notes                                                      $57,656,820       $263,848,568    $151.73       69.43%
   Class A-2 Notes                                                               $0       $455,000,000      $0.00      100.00%
   Class A-3 Notes                                                               $0       $470,000,000      $0.00      100.00%
   Class A-4 Notes                                                               $0       $296,913,000      $0.00      100.00%
   Class B Notes                                                                 $0        $32,692,000      $0.00      100.00%

   Interest Distributable Amount                                    Current Payment         Per $1,000
   Class A-1 Notes                                                         $351,602              $0.93
   Class A-2 Notes                                                         $549,792              $1.21
   Class A-3 Notes                                                         $759,833              $1.62
   Class A-4 Notes                                                         $625,992              $2.11
   Class B Notes                                                            $79,823              $2.44



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment    Per $1,000
   Class A-1 Interest Carryover Shortfall                                        $0                 $0         $0
   Class A-2 Interest Carryover Shortfall                                        $0                 $0         $0
   Class A-3 Interest Carryover Shortfall                                        $0                 $0         $0
   Class A-4 Interest Carryover Shortfall                                        $0                 $0         $0
   Class B Interest Carryover Shortfall                                          $0                 $0         $0


Receivables Data
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                                                                   Beginning Period      Ending Period
   Number of Contracts                                                       70,967             69,599
   Weighted Average Remaining Term                                            50.67              49.79
   Weighted Average Annual Percentage Rate                                    5.45%              5.43%

   Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
      Current                                                        $1,406,009,692             92.08%
      1-29 days                                                        $107,250,677              7.02%
      30-59 days                                                        $11,925,834              0.78%
      60-89 days                                                         $1,635,132              0.11%
      90-119 days                                                                $0              0.00%
      120-149 days                                                          $44,540              0.00%
      Total                                                          $1,526,865,876            100.00%
      Delinquent Receivables +30 days past due                          $13,605,507              0.89%

Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A                Period #
                          ------------------------------
25-Jun-03                                                                     2

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   Write-offs
      Gross Principal Write-Offs for Current Period                              $0
      Recoveries for Current Period                                              $0
      Net Write-Offs for Current Period                                          $0

      Cumulative Realized Losses                                                 $0


   Repossessions                                                      Dollar Amount              Units
      Beginning Period Repossessed Receivables Balance                     $196,446                  7
      Ending Period Repossessed Receivables Balance                        $632,702                 24
      Principal Balance of 90+ Day Repossessed Vehicles                          $0                  0



Yield Supplement Overcollateralization
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   Beginning Period Required Amount                                      $8,720,646
   Beginning Period Amount                                               $8,720,646
   Ending Period Required Amount                                         $8,411,835
   Current Period Release                                                  $308,810
   Ending Period Amount                                                  $8,411,835
   Next Distribution Date Required Amount                                $8,108,426

Reserve Account
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   Beginning Period Required Amount                                     $27,734,551
   Beginning Period Amount                                              $16,452,470
   Net Investment Earnings                                                   $8,899
   Current Period Deposit                                                $3,768,896
   Current Period Release to Collection Account                                  $0
   Current Period Release to Depositor                                           $0
   Ending Period Required Amount                                        $26,720,153
   Ending Period Amount                                                 $20,221,367


                                       3

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